                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                        AMENDMENT NO.2 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report:                  November 19, 1998



                             NEENAH FOUNDRY COMPANY
             (Exact name of registrant as it appears in its charter)



           Wisconsin                   333-28751               39-1580331
(State or other jurisdiction of (Commission File Number)(IRS Employer ID Number) incorporation or organization)


2121 Brooks Avenue,  P.O. Box 729, Neenah, Wisconsin                  54957
   (Address of principal executive offices)                         (Zip Code)


                                 (920) 725-7000
              (Registrant's telephone number, including area code)



                                      None
                         (Former name or former address
                          if changed since last report)

Neenah Foundry Company (the "Company) hereby amends Item 7 of the Company's Form 8-K dated November 6, 1998 reporting the Company's acquisition of all of the issued and outstanding stock of Dalton Corporation ("Dalton") to adjust the Dalton financial statements as of July 4, 1998 and January 3, 1998 and for the six month periods ended July 4, 1998 and June 28, 1997 and the pro forma financial statements. The amended items are as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of Business Acquired

      - As of July 4, 1998 and January 3, 1998 and for the six month periods ended July 4, 1998 and June 28, 1997

                   -  Condensed Consolidated Balance Sheets
                   -  Condensed Consolidated Statements of Income
                   -  Condensed Consolidated Statements of Cash Flows
                   -  Notes to Condensed Consolidated Financial Statements

(b)   Pro Forma Financial Information

      - Pro Forma Consolidated Balance Sheet as of June 30, 1998 and related notes
      - Pro Forma Consolidated Statement of Income for the nine months ended June 30, 1998 and related notes

           DALTON CORPORATION
           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
           JULY 4, 1998

                               DALTON CORPORATION
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                               July 4       January 3
                                                                1998         1998(1)
                                                             -----------    ---------
                                                             (Unaudited)
ASSETS
Current assets:
  Cash and cash equivalents .............................     $    226      $    184
  Accounts receivable, net ..............................       22,526        19,908
  Inventories ...........................................       12,634        13,066
  Other current assets ..................................        1,728         2,031
  Refundable income taxes ...............................           --           219
  Deferred income taxes .................................           --           922
                                                              --------      --------
           Total current assets .........................       37,114        36,330

Property, plant and equipment ...........................       74,850        72,511
Less accumulated depreciation ...........................       41,403        37,873
                                                              --------      --------
                                                                33,447        34,638

Other assets ............................................        3,450         3,232
                                                              --------      --------
                                                              $ 74,011      $ 74,200
                                                              ========      ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable ......................................     $ 10,308      $  9,743
  Accrued liabilities ...................................        9,559         7,648
  Income taxes payable ..................................           78            --
  Current portion of long-term debt .....................       36,264           203
                                                              --------      --------
           Total current liabilities ....................       56,209        17,594

Long-term debt ..........................................           --        41,238
Long-term retirement benefits and deferred
  compensation ..........................................        2,945         2,752
Deferred income taxes ...................................           --         1,363
                                                              --------      --------
           Total liabilities ............................       59,154        62,947

Commitments and contingencies

STOCKHOLDERS' EQUITY:
    Common stock, no par value
         8,750,000 shares authorized,
         4,801,750 shares issued ........................          350           350
  Additional paid in capital ............................       11,385        11,385
  Retained earnings .....................................       41,815        38,211
  Minimum pension liability adjustment, net of tax ......         (247)         (247)
  Treasury stock, 2,430,407  shares at cost .............      (38,446)      (38,446)
                                                              --------      --------
           Total stockholders' equity ...................       14,857        11,253
                                                              --------      --------
                                                              $ 74,011      $ 74,200
                                                              ========      ========


See notes to condensed consolidated financial statements.

(1) The balance sheet as of January 3, 1998 has been derived from the audited financial statements as of that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

                               DALTON CORPORATION
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                                 (In thousands)

                                                      Six Months          Six Months
                                                         Ended              Ended
                                                     July 4, 1998       June 28, 1997
                                                     ------------       -------------
Net sales .....................................       $ 100,322           $  88,035
Cost of sales .................................          91,514              79,302
                                                      ---------           ---------
Gross profit ..................................           8,808               8,733
Selling, general and administrative expenses...           3,663               3,641
                                                      ---------           ---------
Operating income ..............................           5,145               5,092
Net interest expense ..........................           1,883               1,300
                                                      ---------           ---------
Income before income taxes ....................           3,262               3,792
Provision (credit) for income taxes ...........            (342)              1,164
                                                      ---------           ---------
Net income ....................................       $   3,604           $   2,628
                                                      =========           =========



See notes to condensed consolidated financial statements.

                               DALTON CORPORATION
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
                                 (In thousands)

                                                         Six Months        Six Months
                                                           Ended             Ended
                                                        July 4, 1998     June 28, 1997
                                                        ------------     -------------
OPERATING ACTIVITIES
Net income ...........................................    $ 3,604           $ 2,628
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Depreciation and amortization .....................      3,640             3,314
   Changes in operating assets and liabilities .......        418             1,584
                                                          -------           -------
        Net cash provided by operating
        activities ...................................      7,662             7,526

INVESTING ACTIVITIES
Purchase of property, plant and equipment ............     (2,473)           (6,333)
Other ................................................         30                --
                                                          -------           -------
        Net cash used in investing
        activities ...................................     (2,443)           (6,333)

FINANCING ACTIVITIES
Dividends paid .......................................         --              (275)
Purchase of treasury stock ...........................         --            (8,886)
Proceeds from long-term debt .........................         --             8,086
Payments on long-term debt ...........................     (5,177)               --
                                                          -------           -------
        Net cash used in financing
        activities ...................................     (5,177)           (1,075)
                                                          -------           -------
Increase in cash and cash equivalents ................         42               118
Cash and cash equivalents at beginning of period......        184               167
                                                          -------           -------
Cash and cash equivalents at end of period ...........    $   226           $   285
                                                          =======           =======


See notes to condensed consolidated financial statements.

                               DALTON CORPORATION
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

                         July 4, 1998 and June 28, 1997

NOTE 1 -- BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal and recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the six months ended July 4, 1998 and June 28, 1997 are not necessarily indicative of the results that may be expected for the period ending January 2, 1999 or January 3, 1998. For further information, refer to the Company's consolidated financial statements and footnotes thereto for the period ended January 3, 1998.

NOTE 2 -- INVENTORIES

The components of inventories are as follows:

                                                        July 4,         January 3,
                                                         1998             1998
                                                      ----------      ------------
                                                             (000's omitted)
Raw materials and supplies .....................         $ 1,749         $ 1,651
In process and finished goods ..................           7,724           8,435
Factory supplies ...............................           3,161           2,980
                                                         -------         -------
Total inventories ..............................         $12,634         $13,066
                                                         =======         =======

If the FIFO method of accounting had been used for all inventories, inventories would have increased by $1,292,483 at July 4, 1998 and $1,165,699 at January 3, 1998.

NOTE 3 -- INCOME TAXES

On March 2, 1998, the Company filed an election to be treated as an S-Corporation for income tax purposes effective January 4, 1998. As a result of this election, the Company is no longer subject to Federal and state income taxes, other than potential taxes resulting from the disposal of assets within a ten-year period of the election or non-income based taxes. With this change in tax status, deferred income taxes and other income tax accounts of the Company have been adjusted to take into account the new tax status of the Company.

                             NEENAH FOUNDRY COMPANY
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 1998
                                 (In thousands)


                                                                               Historical
                                                                 ---------------------------------
                                                                   Neenah                              Pro Forma
                                                                  Foundry       Dalton        ACP      Adjustments    Pro Forma
                                                                 ----------     ------      ------    -------------  -----------
ASSETS
Current assets:
  Cash and cash equivalents ...................................   $   9,741   $     226    $      --   $     81 (a)   $  10,048
  Accounts receivable, net ....................................      38,333      22,526        7,747         --          68,606
  Inventories .................................................      26,686      12,634        2,496      1,268 (b)      43,084
  Other current assets ........................................       2,936       1,728          281         --           4,945
  Prepaid income taxes ........................................       1,155          --          438         --           1,593
  Deferred income taxes .......................................       1,710          --           --      2,425 (b)       4,135
                                                                  ---------   ---------    ---------   --------       ---------
           Total current assets ...............................      80,561      37,114       10,962      3,774         132,411

Property, plant and equipment .................................     138,116      74,850       17,783    (38,623)(b)     192,126
Less accumulated depreciation .................................       9,820      41,403        4,533    (41,403)(b)      14,353
                                                                  ---------   ---------    ---------   --------       ---------
                                                                    128,296      33,447       13,250      2,780         177,773

Identifiable intangible assets, net ...........................      41,951          --           --     27,919 (b)      69,870
Goodwill, net .................................................     147,487          --        6,254     30,185 (b)     183,926
Other assets ..................................................       3,756       3,450          784      3,279 (a)
                                                                                                           (315)(b)
                                                                                                          1,697 (c)
                                                                                                           (652)(d)      11,999
                                                                  ---------   ---------    ---------   --------       ---------
                                                                  $ 402,051   $  74,011    $  31,250   $ 68,667       $ 575,979
                                                                  =========   =========    =========   ========       =========

LIABILITIES AND SToCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable ............................................   $  14,558   $  10,308    $   3,853         --       $  28,719
  Income taxes payable ........................................          --          78           --         --              78
  Accrued liabilities .........................................      15,601       9,559        2,856       (237)(b)      27,779
  Current portion of long-term debt ...........................         827      36,264        1,746    (38,010)(a)
                                                                                                          2,250 (a)       3,077
                                                                  ---------   ---------    ---------   --------       ---------
           Total current liabilities ..........................      30,986      56,209        8,455    (35,997)         59,653

Long-term debt ................................................     251,715          --       12,337    (12,337)(a)
                                                                                                        116,750 (a)     368,465
Postretirement benefit obligations ............................       5,137          --           --            --        5,137
Deferred income taxes .........................................      54,592          --        2,405     12,868 (b)      69,865
Other liabilities .............................................       2,151       2,945           --      2,892 (b)       7,988
                                                                  ---------   ---------    ---------   --------       ---------
           Total liabilities ..................................     344,581      59,154       23,197     84,176         511,108

Commitments and contingencies

STOCKHOLDERS' EQUITY:
    Preferred stock, par value $100 per share --
         authorized 3,000 shares, no shares
         issued or outstanding ................................          --          --           --         --              --
    Common stock, par value $100 per share --
         authorized 11,000 shares, issued
         and outstanding 1,000 shares .........................         100         350        4,254       (350)(b)
                                                                                                         (4,254)(e)         100
  Additional paid in capital ..................................      48,750      11,385        2,265    (11,385)(b)
                                                                                                          4,254 (e)      55,269
  Retained earnings ...........................................       8,620      41,815        1,534    (41,815)(b)
                                                                                                           (652)(d)       9,502
  Treasury stock ..............................................          --     (38,446)          --     38,446 (b)          --
  Minimum pension liability adjustment, net of tax ............          --        (247)          --        247 (b)          --
                                                                  ---------   ---------    ---------   --------       ---------
           Total stockholders' equity .........................      57,470      14,857        8,053    (15,509)         64,871
                                                                  ---------   ---------    ---------   --------       ---------
                                                                  $ 402,051   $  74,011    $  31,250   $ 68,667       $ 575,979
                                                                  =========   =========    =========   ========       =========

See accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheet.

                             NEENAH FOUNDRY COMPANY
             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             (Dollars in thousands)


(a) Adjustment to reflect the net effect on cash of the Dalton and
ACP Acquisitions, as follows:
        Proceeds from Tranche A Term Loan                                                  $  20,000
        Proceeds from Tranche B Term Loan                                                     70,000
        Proceeds from Multi-Draw Acquisition Revolver                                         29,000
        Less deferred financing cost                                                          (1,697)
                                                                                           ---------
                                                                                             117,303
        Purchase price:
          Acquisition of Dalton common stock                             $ (62,995)
          Fees and expenses incurred in connection with
            the Dalton Acquisition                                            (601)
          Satisfaction of Dalton outstanding indebtedness (including
            $2,749 borrowed subsequent to June 30, 1998)                   (39,013)
          Satisfaction of ACP outstanding indebtedness (including
            $530 borrowed subsequent to June 30, 1998)                     (14,613)
                                                                         ---------
                                                                                            (117,222)
                                                                                           ---------
                                                                                           $      81
                                                                                           =========


(b) Adjustment to reflect the allocation of the $63,596 purchase cost of Dalton:
        Net assets acquired at historical cost                                             $  14,857
        Fair value adjustments(1):
          Eliminate LIFO reserve                                                                 973
          Inventory step-up                                                                      295
          Write-up property, plant, and equipment(2)                                           2,780
          Record intangible assets(3)                                                         27,919
          Adjustment to accrued ESOP contribution                                              1,006
          Adjustment to pension liability                                                     (1,092)
          Deferred compensation                                                               (2,935)
          Other                                                                                   51
          Record deferred income taxes associated with the
            valuation of Dalton assets and liabilities                                       (10,443)
          Cost in excess of net assets acquired - goodwill(4)                                 30,185
                                                                                           ---------
                                                                                           $  63,596
                                                                                           =========

------------------------
(1) For all other recorded assets and liabilities of Dalton, the historical book values were estimated to approximate their fair values at the balance sheet date.
(2) The fair value of property, plant and equipment was based on an outside appraisal completed in connection with the acquisition. The write-up has been allocated to the fixed asset categories as shown below. The remaining economic useful lives used in depreciating the new basis of the depreciable fixed assets are also indicated:

                                                                      Remaining Economic
                                                    Allocated excess     Useful Life
                                                    ----------------  ------------------
           Land                                            $ 183             n/a
           Buildings and improvements                       (781)       10 to 35 years
           Machinery and equipment                         3,378        5 to 15 years

(3) The fair value of intangible assets was based on an outside valuation completed in connection with the Dalton Acquisition For purposes of the proforma financial information, the valuation of the intangible assets and amortization periods are shown below:

                                                                Amortization
                                          Fair Value               Period
                                          -----------          ----------------
           Assembled workforce             $ 5,522                 5 years
           Customer list                    12,341                 10 years
           Backlog                           1,239                 4 months
           Trade name                        5,053                 40 years
           Facilities in place               3,764                 40 years

(4) An amortization period of 40 years will be used for goodwill because the period expected to be benefited exceeds 40 years.

------------------------
(c) Adjustment to record the transaction costs of $1,697 (made up of financing costs). For purposes of the proforma consolidated balance sheet, the amount is shown as part of other assets and amortized over 5 years, the life of the Term Loan.

(d) Adjustment to write off deferred financing costs related to outstanding indebtedness of ACP which was satisfied in connection with the ACP Acquisition.

(e)   Adjustment to account for the merger with ACP.

                             NEENAH FOUNDRY COMPANY
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                         Nine Months Ended June 30, 1998
                                 (In thousands)


                                                                                   Historical for Periods
                                                                Historical         Prior to Acquisition(2)
                                                              ---------------  -------------------------------
                                                              Neenah Foundry      Mercer           Deeter
                                                              ---------------  -------------------------------
                                                               Nine Months       Six Months       Six Months
                                                                  Ended            Ended            Ended
                                                              June 30, 1998    March 31, 1998   March 31, 1998
                                                              -------------    --------------   ---------------
Net sales................................................      $ 160,441        $  27,529        $   5,916
Cost of sales............................................        113,259           20,632            3,407
                                                               ---------        ---------        ---------
Gross profit.............................................         47,182            6,897            2,509
Selling, general and administrative expenses.............         13,023            1,812            4,111

Amortization of intangible assets........................          4,467               41                -
                                                               ---------        ---------        ---------
  Total operating expenses...............................         17,490            1,853            4,111
                                                               ---------        ---------        ---------
Operating income.........................................         29,692            5,044           (1,602)
Net interest income (expense)............................        (17,512)            (485)            (196)
                                                               ---------        ---------        ---------
Income before income taxes...............................         12,180            4,559           (1,798)

Provision for income taxes...............................          5,780            1,436                -
                                                               ---------        ---------        ---------
Net income...............................................      $   6,400          $ 3,123         $ (1,798)
                                                               =========        =========        =========





                                                                          Historical
                                                                -----------------------------
                                                                  Dalton             ACP
                                                                -----------      ------------
                                                                Nine Months       Nine Months
                                                                   Ended             Ended            Pro Forma
                                                                July 4, 1998     June 30, 1998       Adjustments       Pro Forma
                                                                ------------     -------------      -------------     -----------
Net sales................................................       $ 144,962         $ 40,981          $       -         $ 379,829
Cost of sales............................................         133,712           33,350              1,181 (a)       305,541
                                                                ---------        ---------          ---------         ---------
Gross profit.............................................          11,250            7,631             (1,181)           74,288
Selling, general and administrative expenses.............           5,231            3,510               (778)(a)
                                                                                                          105 (a)        27,014
Amortization of intangible assets........................               -              528              4,564 (a)
                                                                                                        1,027 (a)        10,627
                                                                ---------        ---------          ---------         ---------
  Total operating expenses...............................           5,231            4,038              4,918            37,641
                                                                ---------        ---------          ---------         ---------

Operating income.........................................           6,019            3,593             (6,099)           36,647
Net interest income (expense)............................          (2,691)          (1,723)            (4,866)(b)       (27,473)
                                                                ---------        ---------          ---------         ---------
Income before income taxes...............................           3,328            1,870            (10,965)            9,174

Provision for income taxes...............................            (322)             751             (3,975)(c)
                                                                                                        1,653 (d)         5,323
                                                                ---------        ---------          ---------         ---------
Net income...............................................       $   3,650        $   1,119          $  (8,643)        $   3,851
                                                                =========        =========          =========         =========


See accompanying Notes to Unaudited Pro Forma Consolidated Statements of Income.

(2) Mercer Forge Corporation (Mercer) was acquired on April 3, 1998 in a transaction accounted for as a purchase. Deeter Foundry, Inc. (Deeter) was acquired on March 30, 1998 in a transaction accounted for as a purchase.

                             NEENAH FOUNDRY COMPANY
          NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                        Nine Months Ended June 30, 1998
                             (Dollars in thousands)


(a) The pro forma adjustments to cost of sales, selling, general and administrative expenses and amortization of intangible assets are comprised of the following:


                                                                                                Proforma
                                                               Historical       Proforma       Adjustment
                                                               ----------       --------       ----------
Depreciation of property, plant and equipment:
 Cost of sales:
  Per the Form 8-K/A dated November 5, 1998                    $ 3,888         $  4,835         $  947
  Dalton Acquisition                                             8,358            8,592            234
                                                               -------         --------         ------
  Total                                                         12,246           13,427          1,181


Selling, general and administrative:
  Per the Form 8-K/A dated November 5, 1998                      1,245            1,350            105

Amortization of identifiable intangible assets:
  Per the Form 8-K/A dated November 5, 1998                      1,515            2,920          1,405
  Dalton Acquisition                                             1,366            4,525          3,159
                                                               -------         --------         ------
  Total                                                          2,881            7,445          4,564

Amortization of goodwill:
  Per the Form 8-K/A dated November 5, 1998                        985            1,446            461
  Dalton Acquisition                                             1,170            1,736            566
                                                               -------         --------         ------
  Total                                                          2,155            3,182          1,027

Elimination of certain non-recurring expenses
incurred by Deeter prior to acquisition:
  Per the Form 8-K/A dated November 5, 1998                          -             (778)          (778)


(b) Adjustment to record interest expense and amortization of deferred financing costs on the debt incurred to finance the Acquisitions, calculated as follows:

Per the Form 8-K/A dated November 5, 1998:
  Tranche B Term Loan ($55,000 @ 8.25%)                                     $ 2,269
  Amortization of deferred financing costs (over 5 years)                       110

Dalton Acquisition:
  Tranche A Term Loan ($20,000 @ 8.0625%)                                     1,209
  Tranche B Term Loan ($70,000 @ 8.3125%)                                     4,364
  Multi-Draw Acquisition Revolver ($29,000 @ 8.0625%)                         1,754
  Amortization of deferred financing costs (over 5 years)                       255
  Reduction in interest expense related to indebtedness satisfied
  in connection with the Acquisitions                                        (5,095)
                                                                            -------
                                                                            $ 4,866
                                                                            =======

(c) Adjustment to record the tax effect on the above adjustments using the marginal effective income tax rate of 40%. All adjustments were tax-effected except for goodwill amortization.

(d)   Adjustment to record the tax effect of Dalton as a C-Corporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                NEENAH FOUNDRY COMPANY


DATE:  November 19, 1998        /s/ Gary LaChey
                                ------------------------------------------
                                Gary LaChey
                                Vice President-Finance, Secretary & Treasurer
                                (Principal Financial Officer and Duly Authorized
                                Officer)